--------------------------------------------------------------------------------



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                January 17, 2002

                                   NESCO, INC.
             (Exact name of Registrant as specified in its charter)

     State of Oklahoma               000-24470                 73-1296420
----------------------------   ---------------------     -----------------------
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
      of incorporation)                                    Identification No.)



                             12331 East 60th Street
                              Tulsa, Oklahoma 74l46
                              ---------------------
               (Address of principal executive offices) (Zip Code)



                                 (918) 250-2227
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

         On November, 26, 2001, Nesco, Inc., an Oklahoma corporation (the "Company"), and seven of its subsidiaries, filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Oklahoma (the "Bankruptcy Court").

         Pursuant to the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court ("Monthly Operating Reports"). The Company's unconsolidated, unaudited Monthly Operating Report for Nesco, Inc. (Case No. 01-05321-M) for the period from November 26, 2001 to December 31, 2001 was filed with the Bankruptcy Court on January 17, 2002. Such Monthly Operating Report is filed as Exhibit 99.1 hereto and incorporated by reference herein.

         Certain attachments and exhibits referenced in the Monthly Operating Report are not attached as part of Exhibit 99.1, but are available at the Office of the U.S. Trustee and the Bankruptcy Court. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

         The financial data included in the Monthly Operating Report is not audited or consolidated. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Registrant's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods different from those required in the Registrant's reports pursuant to the Securities Exchange Act of 1934, as amended ("the Exchange Act"). This information might not be indicative of the Registrant's financial condition or operating results for the period that would be reflected in the Registrant's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Report should not be viewed as indicative of future results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit No.        Description
    -----------        -----------
    99.1               December Monthly Operating Report

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused his report to be signed on its behalf by the duly authorized undersigned officer of the Registrant.

                                            NESCO, Inc.
                                            (Registrant)

Date:    January 30, 2002
                                            By: /s/ Tom Franz
                                                ------------------------------
                                            Tom Franz, Chief Financial Officer
                                            & Secretary

                                 EXHIBIT INDEX



    Exhibit No.        Description
    -----------        -----------
    99.1               December Monthly Operating Report